Exhibit 99.1

Deloitte LLP Bay Adelaide East 22 Adelaide Street West Suite 200 Toronto ON M5H 0A9 Canada

Tel: (416) 601-6150 Fax: (416) 601-6151 www.deloitte.ca

May 20, 2016

Drug Royalty III LP 2
c/o DRC Management III LLC 2
PO Box 309, Ugland House
Grand Cayman, KY1-1104
Cayman Islands

Goldman Sachs & Co.
200 West Street
New York NY  10013

(Collectively, the Specified User)

Dear Sirs/Mesdames:

Subject:  Accountants’ Report on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by the Specified User, with respect to certain information included in the Preliminary Offering Memorandum dated May 20, 2016 (“Preliminary Offering Memorandum”) of Drug Royalty III LP1 (the “Issuer”) with respect to the offering of Fixed Rate Senior Secured Notes, Series 2016-1 (the “Series 2016-1 notes”).  The Preliminary Offering Memorandum is the responsibility of the Issuer.

As stated in the Preliminary Offering Memorandum, the terms of the Series 2016-1 notes and the assets securing them are subject to modification or revision. This Accountants’ Report on Applying Agreed-Upon Procedures pertains only to certain information contained in the Preliminary Offering Memorandum.  This Accountants’ Report on Applying Agreed-Upon Procedures does not apply to any information contained in any Final, Amended or other Offering Memorandum.

A summary of the specified procedures we have performed, and our findings, are set out below in the section titled “Agreed-Upon Specified Procedures and Results”.  This specified procedures engagement was conducted in accordance with the guidance set out in the Chartered Professional Accountants Canada Handbook - Assurance, Section 9100, Reports on the Results of Applying Specified Auditing Procedures to Financial Information other than Financial Statements.

Capitalized terms used but not defined herein have the meanings ascribed in the Preliminary Offering Memorandum (hereinafter the “Offering Memorandum”) of the Issuer.

The recomputations described below are based solely on assumptions and methodology specified in the Offering Memorandum and certain additional assumptions and methodology (collectively, the Structuring Assumptions - see Appendix A) provided to us by management of DRI Capital Inc. and/or Goldman Sachs & Co. We have relied solely on the aforementioned assumptions and methodology and have not made a study or evaluation of them. We express no opinion on the data used, the reasonableness of the assumptions or methodology or the achievability of the forecasted results contained herein.

Agreed-Upon Specified Procedures and Results:

i.	Certain historical information with respect to the Royalty Assets

We compared the following information set forth in the Offering Memorandum to the corresponding information set forth on or derived from related schedules (the “Schedules”) provided to us by representatives of DRI Capital Inc. (the “Company”) and/or to other information contained in the Offering Memorandum as follows:

Page(s)	Description*
57
Summary Transferred Eligible Asset Information, specifically for information in the row “2015 Sales in Royalty Jurisdictions (USD millions)” for each royalty asset, we compared the sales amount to the sum of the 2015 sales information for the respective royalty asset disclosed in the schedule on Page 61 of the Offering Memorandum and, subject to rounding, found the amounts to be in agreement.*

For information in the row “Expected Ending Date of Royalty Payments” for each royalty asset, we compared the disclosed ending date to information disclosed in Appendix A “Transferred Eligible Asset Summaries” of the Offering Memorandum for the respective royalty asset and found the disclosed expected ending date of royalty related payments to be in agreement. *

For information in the row “Discounted Value of Royalty-Related Payments (USD millions)” for each royalty asset, we compared the amount to the respective information included in the schedule “Discounted Asset Value of Expected Royalty Related Payments Based on Sales Forecast (Millions of U.S. dollars)” in Appendix B and subject to rounding, found the amounts to be in agreement.*

For information in the row “Percent of Portfolio’s Discounted Value” for the discounted value of each royalty asset as a percentage of the total discounted value of royalty assets, we recalculated the percentage and, subject to rounding, found the percentage to be arithmetically correct.*

For information in the row “Marketer - Long Term Credit Ratings”, we compared the disclosure to ratings available from Standard & Poor’s and Moody’s or Rating and Investment Information Inc. rating agencies as of April 29, 2016, and found them to be in agreement.

61
For the numerical information set forth in the table entitled “Historical Product Sales (Millions of U.S. dollars)”, we compared the amounts to schedules provided by the Company and found the amounts therein to be in agreement.*

61
For the numerical information set forth in the table entitled “Historical Royalty Revenue (Thousands of U.S. dollars)”, we compared the amounts to schedules provided by the Company and found the amounts therein to be in agreement.*

97
For the numerical information set forth in the table entitled “Sales Forecast (Millions of U.S. dollars)”, we compared the amounts to schedules provided by the Company and found the amounts therein to be in agreement.*

Page(s)	Description*
98
For the numerical information set forth in the table entitled “Issuer Royalty-Related Payment Forecast Based on Sales Forecast (Thousands of U.S. dollars)”, we compared the amounts to schedules provided by the Company and found the amounts therein to be in agreement.*

98
For the numerical information set forth in the table entitled “Issuer Royalty-Related Payment Forecast Based on Sales Forecast”, we selected 3 revenue streams (Eylea, Stelara and Zytiga) of our choice and recalculated the amounts of each forecasted royalty payment based on the terms of the royalty agreements provided to us and the amounts in the consultants’ royalty forecasts.

Schedules SI, SII
‘For the numerical information set forth in the tables entitled “Schedule I Series 2016-1 Minimum Targeted Principal Balances” and “Schedule II Series 2016-1 Scheduled Targeted Principal Balances”, we compared the respective principal balance amounts to the respective schedules provided by the Company and found the amounts therein to be in agreement.*

For the numerical information set forth in the table entitled “Historical Royalty Revenue (Thousands of U.S. dollars)” (Page 61), we haphazardly selected 10 samples of historical royalty revenue and compared the amounts to supporting documents provided by the Company with the following results:

Sample	Quarter ended	Product	Historical royalty revenue per Offering Memorandum (thousands of U.S. dollars)	Royalty revenue per supporting document (thousands of U.S. dollars)	Document
			$	$

Sample 1	December 2014	Ampyra	2,131	2,131	Bank Statement (November 2014)
Sample 2	March 2016	Ampyra	2,699	2,699	Bank Statement (February 2016)
Sample 3	March 2015	Arzerra	104	104	Bank Statement (March 2015)
Sample 4	June 2015	Eylea I	1,184	1,184	Bank Statement (June 2015)
Sample 5	December 2015	Eylea II	656	656	Bank Statement (December 2015)
Sample 6	June 2015	Ilaris	135	135	Bank Statement (June 2015)
Sample 7	September 2015	Simponi	1,493	1,493	Bank Statement (September 2015)
Sample 8	March 2016	Simponi	2,367	2,367	Bank Statement (March 2016)
Sample 9	September 2015	Stelara	2,432	2,432	Bank Statement (September 2015)
Sample 10	December 2015	Stelara	3,277	3,277	Bank Statement (December 2015)

*The comparisons described above relate solely to the comparison of information set forth in the Offering Memorandum to information set forth on or derived from the Schedules or supporting documents provided by the Company and/or to other information in the Offering Memorandum.  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth in the Offering Memorandum or with respect to the Schedules or supporting documents provided to us by the Company and make no representations as to the accuracy, completeness or reasonableness of the information contained therein.  The procedures described above were not designed to detect any material misstatement of the information referred to above.  All information is approximate.

* * * * *

We make no representations as to (i) the actual characteristics or existence of the Royalty Assets or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) the existence or ownership of the Royalty Assets, (iii) whether the actual collections on the Royalty Assets and payments of the Notes will correspond to the payments calculated in accordance with the assumptions and methodology set forth in the Offering Memorandum or provided to us, (iv) the characteristics or appropriateness of the Structuring Assumptions, and (v) whether the Sales Forecast, Varying Royalty Payment Scenarios, Issuer Royalty Related Payment Forecast Based on Sales Forecast will correspond to actual sales and resulting payments.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs; also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

We were not engaged to conduct, and did not conduct an examination, the objective of which would be the expression of an opinion on the accompanying information.  Accordingly, we do not express such an opinion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  Further, we have addressed ourselves solely to the foregoing data as set forth in the Offering Memorandum and make no representations as to the adequacy of disclosure or as to whether any material facts have been omitted.

This report is intended solely for the information and use of the Specified User and is not intended to be and should not be used by anyone other than the Specified User.  It is not to be circulated, distributed, quoted or otherwise referred to for any other purpose, nor is it to be filed with or referred to in whole or in part in any other document.

Yours truly,

/s/ Deloitte LLP

Chartered Professional Accountants
Licensed Public Accountants